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                     EXHIBIT 10-vi - FORM OF "F" WARRANTS

   The share purchase warrant represented by this certificate and the common shares which may be obtained on exercise thereof are subject to a hold period and may not be traded in British Columbia until March 28, 1998 except as permitted by the SECURITIES ACT (British Columbia) and its regulations.


                              WARRANT CERTIFICATE

                   THIS WARRANT WILL BE VOID AND OF NO VALUE
                      UNLESS EXERCISED WITHIN THE LIMITS
                                HEREIN PROVIDED

                       THIS WARRANT IS NOT TRANSFERABLE

                              SHARON ENERGY LTD.

               (Incorporated under the laws of British Columbia)

                                                               Right to Purchase
                                                           480,000 Common Shares


                     WARRANT FOR PURCHASE OF COMMON SHARES

THIS IS T0 CERTIFY THAT, for value received, HUMBOLDT CAPITAL CORPORATION, of 1760 - 633 Sixth Avenue SW, Calgary, Alberta, (hereinafter called the "Holder") is entitled to subscribe for and purchase 480,000 fully paid and non-assessable common shares ("Common Shares") in the capital of Sharon Energy Ltd. (hereinafter called the "Company") at any time prior to 4:30 p.m. (Vancouver Time) on March 27, 1999 at the price of $0.25 per share upon the terms and conditions hereinafter set forth.

The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share) by surrender of this Warrant (properly endorsed if required) at the office of the Company's Registrar and Transfer Agent, Montreal Trust Company of Canada, of 510 Burrard Street, Vancouver, British Columbia, together with a certified cheque payable to or to the order of the Company in payment of the purchase price of the number of Common Shares subscribed for.

In the event of any exercise of the rights represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ____ ten days after ________ the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Common Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time.

The Company covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

     1. In case the Company shall at any time subdivide its outstanding common shares into a greater number of shares, the Warrant purchase price shall be proportionately reduced and the number of subdivided Common Shares entitled to be purchased proportionately increased, and conversely, in case the outstanding common shares of the Company shall be combined into a smaller number of shares, the Warrant purchase price shall

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          be proportionately increased and the number of combined Common Shares entitled to be purchased hereunder shall be proportionately decreased.

          If any capital reorganization, reclassification or consolidation of the capital stock of the Company, or the merger or amalgamation of the Company with another corporation shall be effected, then as a condition of such reorganization, reclassification, consolidation, merger or amalgamation, adequate provision shall be made whereby the Holder hereof shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, or other securities as may be issued with respect to or in exchange for such number of outstanding Common Shares equal to the number of Common Shares purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or amalgamation not taken place. The Company shall not effect any merger or amalgamation unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such merger or amalgamation shall assume by written instrument executed and mailed or delivered to the Holder of this Warrant the obligation to deliver to such Holder such shares of stock or securities in accordance with the foregoing provisions, such Holder may be entitled to purchase.

     2.   In case at any time:

          (a) the Company shall pay any dividend payable in stock upon its common shares or make any distribution to the Holders of its Common Shares;

          (b) the Company shall offer for subscription pro rata to the Holders of its Common Shares any additional shares of stock of any class or other rights;

          (c) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger or amalgamation of the Company with, or sale of all or substantially all of its assets to, another corporation; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

          then, and in any one or more of such cases, the Company shall give to the Holder of this Warrant, at least twenty days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, or amalgamation, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least twenty days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also

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          specify, in the case of any such dividend, distribution or subscription rights, the date on which the Holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the Holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by first class mail, registered postage prepaid, addressed to the Holder of this Warrant at the address of such Holder, as shown on the books of the Company.

     3. As used herein, the term "Common Shares" shall mean and include the Company's presently authorized common shares and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

     4. This Warrant shall not entitle the Holder hereof to any rights as a shareholder of the Company, including without limitation, voting rights.

     5.   This Warrant and all rights hereunder are not transferable.

     6. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the registered office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such Holder hereof at the time of such surrender.


IN WITNESS WHEREOF Sharon Energy Ltd. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated March 27, 1998.


                                       SHARON ENERGY LTD.


                                       Per:
                                            ------------------------------------
                                            Authorized Signatory


COUNTERSIGNED BY:

MONTREAL TRUST COMPANY OF CANADA

Per:
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DATE:
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